UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2026
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 419-3355
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 18, 2026, Artivion, Inc. (“Artivion”) issued a press release announcing the completion of the acquisition of Endospan Ltd. (“Endospan”), an Israeli corporation that designs, develops, markets and sells innovative products for the treatment of aortic instability, including the Nexus™ product. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Artivion under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On May 18, 2026, Artivion completed its previously announced acquisition of Endospan pursuant to the exercise of Artivion’s option to purchase (directly or indirectly through an affiliate) all of the outstanding securities of Endospan. This transaction was consummated pursuant to that certain Securities Purchase Option Agreement, dated September 11, 2019, by and among Artivion, Endospan, the securityholders of Endospan listed in Schedule 1 thereto (together with any additional securityholder that becomes a party by joinder, the “Securityholders”), and Shareholder Representative Services LLC, as the Securityholder representative (as amended on July 1, 2024 and January 9, 2026, the “Agreement”).

As previously disclosed, the base purchase price of $175.0 million which, pursuant to the Agreement, Artivion elected to cause to be paid entirely in cash, was subject to certain adjustments for, among other things, working capital, indebtedness, cash and transaction expenses, as well as escrowed and reserved amounts for indemnification and purchase price adjustments, and outstanding indebtedness, including amounts outstanding under the Amended and Restated Loan Agreement, dated July 1, 2024, by and between Artivion and Endospan (the “Amended and Restated Loan Agreement”). CryoLife Asia Pacific Pte. Ltd., a private company limited by shares organized in Singapore and a wholly owned subsidiary of Artivion, paid a net purchase price, after offsetting the loans under the Amended and Restated Loan Agreement, of approximately $131.3 million. A portion of the purchase price was deposited into escrow accounts, including $16.5 million in an indemnity escrow fund and $1.0 million in an adjustment escrow fund, in each case subject to the terms and conditions of the Agreement.

In addition, the Securityholders are entitled to receive contingent consideration of up to $200.0 million based on the future performance of Endospan’s Nexus™ product, which amount, if any, would be determined and payable approximately two years following the closing of the acquisition.

The foregoing description of the acquisition and the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Securities Purchase Option Agreement, dated as of September 11, 2019, by and among Artivion, Endospan, the Securityholders and Shareholder Representative Services LLC, as the securityholder representative, Amendment No. 1 to Securities Purchase Option Agreement, dated July 1, 2024, by and among Artivion, Endospan and Shareholder Representative Services LLC, as the securityholder representative, and Amendment No. 2 to Securities Purchase Option Agreement, dated January 9, 2026, by and among Artivion, Endospan and Shareholder Representative Services LLC, as the securityholder representative, which were filed as Exhibits 10.1, 10.2 and 10.3, respectively, to the Current Report on Form 8-K filed by Artivion with the Securities Exchange Commission on May 7, 2026, and are incorporated by reference herein.

References to Nexus™ refer to Endospan’s NEXUS™ Aortic Arch Stent Graft System product. All brands, product names, company names, trademarks and service marks are the properties of their respective owners.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements for the purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Artivion. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements regarding the contingent consideration that may become payable based on the future performance of Endospan’s NEXUS™ product, including the timing and amount of any such payment. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to Artivion’s ability to successfully integrate Endospan’s operations and technology, the future performance of Endospan’s NEXUS™ product, and other risks and uncertainties, including but not limited to those described in Artivion’s Annual Report on Form 10-K on file with the SEC and from time to time in other reports including Artivion’s Quarterly Reports on Form 10-Q. Artivion disclaims any obligation or duty to update or modify any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
10.1+^	Securities Purchase Option Agreement, dated as of September 11, 2019, by and among CryoLife, Inc., Endospan Ltd., the securityholders of Endospan listed on Schedule 1 thereto (together with any additional securityholder that becomes a party by joinder) and Shareholder Representative Services LLC, as the Securityholder representative (incorporated by reference to Exhibit 10.1 to Artivion’s Current Report on Form 8-K filed on May 7, 2026).
10.2^	Amendment No. 1 to Securities Purchase Option Agreement, dated July 1, 2024, by and among Artivion, Inc., Endospan Ltd. and Shareholder Representative Services LLC, as the securityholder representative (incorporated by reference to Exhibit 10.2 to Artivion’s Current Report on Form 8-K filed on May 7, 2026).
10.3^	Amendment No. 2 to Securities Purchase Option Agreement, dated January 9, 2026, by and among Artivion, Inc., Endospan Ltd. and Shareholder Representative Services LLC, as the securityholder representative (incorporated by reference to Exhibit 10.3 to Artivion’s Current Report on Form 8-K filed on May 7, 2026).
99.1*	Press Release dated May 18, 2026.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).
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*	Furnished herewith.
+	Schedules or similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.
^	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 18, 2026

ARTIVION, INC.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer